UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 26, 2016

ENERPULSE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

Nevada	27-2969241
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2451 Alamo Ave SE Albuquerque, New Mexico 87106

(Address and zip code of principal executive offices)

(505) 842-5201
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Amendment to Existing Senior Secured Convertible Notes

As previously reported, on February 19, 2015, Enerpulse Technologies, Inc. (the “Company”) entered into a securities purchase agreement (the “2015 Purchase Agreement”) with a group of institutional and accredited investors and certain executives and directors of the Company (the “2015 Investors”). Pursuant to the terms of the 2015 Purchase Agreement, the Company issued and sold to the 2015 Investors senior secured convertible notes in the aggregate original principal amount of $3,048,750 (the “Original Notes”), and warrants (the “2015 Warrants”) to purchase up to 7,621,875 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). On July 26, 2016, the Company and each of the 2015 Investors entered into senior secured convertible note amendment agreement and waiver (the “Amendment and Waiver”) and the Company issued to the 2015 Investors amended and restated senior subordinated secured convertible notes in the aggregate original principal amount of $3,048,750 (the “Amended and Restated Notes”).

Pursuant to the Amendment and Waiver, 2015 Investors representing 93.4% of the issued and outstanding Original Notes:

●	agreed and irrevocably consented to the Amendment and Waiver and the issuance by the Company of the Amended and Restated Notes;

●	agreed and consented to the issuance by the Company of the Passaic Note (as defined below) and the 2016 Notes (as defined below);

●	agreed not to pursue until October 26, 2016, and waived until October 26, 2016, any of their remedies under the Original Notes and the Amended and Restated Notes as result of certain Events of Default (as defined in the Original Notes) occurring before such date;

●	agreed that there will be no downward adjustment of the conversion price of the Original Notes or the Amended and Restated Notes in connection with the issuance by the Company of the Passaic Note and the 2016 Notes;

●	agreed not to pursue and irrevocably waived the right to receive any amounts owed, or which in the future may be owed, to the Investors or the other holders of the Original Notes or the Amended and Restated Notes, as a result of the Company’s failure for any reason to satisfy the requirements of Rule 144(c)(1); and

●	agreed not to pursue until October 26, 2016, and waived until October 26, 2016, any of its remedies under the registration rights agreement, dated as of February 19, 2015, by and among the Company and the 2015 Investors as a result of any Maintenance Failure (as defined in such registration rights agreement) occurring before such date.

Pursuant to the Amended and Restated Notes, among other things:

●	the conversion price was lowered to $0.05 from $0.20;

●	subject to the Company fulfilling certain conditions, including beneficial ownership limits, the Company may require the mandatory conversion of all or any principal portion of the Amended and Restated Notes (accompanied by a cash payment to the note holders of an amount equal to all accrued and unpaid interest and all interest that would have accrued on such principal through the maturity date) upon, among other things, the closing of any financing (registered or private placement) (or series of financings) of Common Stock of the Company or Common Stock Equivalents (as defined in the Amended and Restated Notes) on or before December 31, 2016, with gross proceeds of, in the aggregate, $1,500,000 or more, at pre-money valuation of the Company of approximately $3,500,000; and

●	the payment of any and all of the principal amount of and interest on the Amended and Restated Notes (and all other obligations thereunder) is subordinated and made junior to the payment of the principal amount, redemption premium, if any, all interest and any other amounts due on the Permitted Senior Indebtedness (as defined in the Amended and Restated Notes), which Permitted Senior Indebtedness includes the Passaic Note and the 2016 Notes.

The foregoing descriptions of the Amended and Restated Notes and the Amendment and Waiver are summaries, and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibit 4.1, and Exhibit 10.1, respectively, and are incorporated herein by reference.

Warrant Exchange Agreements

On July 26, 2016, in connection with Amendment and Waiver and the Amended and Restated Notes, the Company entered into a warrant exchange agreement (the “Warrant Exchange Agreement”) with each of the 2015 Investors and Roth Capital Partners (“Roth”), pursuant to which, among other things, each of the 2015 Investors exchanged the 2015 Warrants for 7,621,875 shares of Common Stock and Roth exchanged warrants (the “Roth Warrants”) to purchase 8,671,875 shares of Common Stock for 8,671,875 shares of Common Stock. Following the warrant exchange, all of the rights of the 2015 Investors with respect to the 2015 Warrants and Roth with respect to the Roth Warrants terminated, except for the right to receive the number of whole shares of Common Stock issuable upon exchange of the 2015 Warrants and the Roth Warrants.

The foregoing description of the Warrant Exchange Agreement is a summary, and is qualified in its entirety by reference to such document, which is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

Securities Purchase Agreements

Passaic River Capital, LLC

On July 26, 2016, the Company entered into a securities purchase agreement (the “Passaic Purchase Agreement”) with Passaic River Capital LLC (“Passaic”). Pursuant to the terms of the Passaic Purchase Agreement, the Company issued and sold to Passaic (i) senior secured convertible note in the aggregate original principal amount of $150,000 (the “Passaic Note”); (ii) 8,867,567 shares (the “Shares”) of Common Stock, and (iii) 10 shares of Series A preferred stock, par value $0.01 per share (the “Preferred Stock”). The aggregate purchase price for the Shares was $990 and the aggregate purchase price for the Preferred Stock was $10.

2016 Investors

On July 26, 2016, the Company entered into a securities purchase agreement (the “2016 Purchase Agreement”) with a group of institutional and accredited investors and certain executives and directors of the Company (the “2016 Investors). Pursuant to the terms of the 2016 Purchase Agreement, the Company issued and sold to the 2016 Investors senior subordinated secured convertible notes in the aggregate original principal amount of $402,500 (the “2016 Notes”).

In connection with the sale of the Passaic Note and the 2016 Notes, (i) the Company entered into a registration rights agreement with Passaic and the 2016 Investors (the “Registration Rights Agreement”), (ii) the Company and its subsidiary entered into a security and pledge agreement in favor of the collateral agent for Passaic and the 2016 Investors (the “Security Agreement”), and (iii) the subsidiary of the Company entered into a guaranty in favor of the collateral agent for the Passaic and the 2016 Investors (the “Guaranty”).

Each of the Passaic Purchase Agreement and the 2016 Purchase Agreement provides, among other things, that the Company will not (i) issue any securities from the period commencing on July 26, 2016 and ending on the 90th day after such date, subject to certain exceptions, (ii) enter into a variable rate transaction at any time while the Passaic Note and the 2016 Notes are outstanding, or (iii) file any registration statement, or grant registration rights that can be exercised, prior to the earlier of (A) the date that a registration statement for the resale of all of the registrable securities covered by the Registration Rights Agreement becomes effective and remains in effect and (B) the date that such registrable securities are eligible for resale under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”).

Description of the Passaic Note and the 2016 Notes

Unless earlier converted or redeemed, the Passaic Note and the 2016 Notes will mature on July 26, 2019 (“Maturity Date”), subject to the right of Passaic or the 2016, as the case may be, to extend the date under certain circumstances. The Passaic Note bears interest at a rate of 10% per annum, subject to increase to 18% per annum upon the occurrence and continuance of an event of default (as described below). The 2016 Notes bear interest at a rate of 15% per annum, subject to increase to 18% per annum upon the occurrence and continuance of an event of default (as described below). Interest on the Passaic Note and the 2016 Notes is payable in arrears on the Maturity Date in shares of Common Stock or cash, at the Company’s option.

The payment of any and all of the principal amount of and interest on the 2016 Notes (and all other obligations thereunder) is subordinated and made junior to the payment of the principal amount, redemption premium, if any, all interest and any other amounts due on the Passaic Note. The payment of any and all of the principal amount of and interest on the Amended and Restated Notes (and all other obligations thereunder) is subordinated and made junior to the payment of the principal amount, redemption premium, if any, all interest and any other amounts due on the Passaic Note and the 2016 Notes.

All amounts due under the Passaic Note and the 2016 Notes are convertible at any time, in whole or in part, at the option of the noteholders into shares of Common Stock at a fixed, initial conversion price of $0.01 per share (the “Conversion Price”), which is subject to adjustment for stock splits, stock dividends, combinations or similar events. If and whenever after the closing the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price.

Subject to the Company fulfilling certain conditions, including beneficial ownership limits in the case of the 2016 Investors, the Company may require the mandatory conversion of all or any principal portion of the Passaic Note and the 2016 Notes (accompanied by a cash payment to the noteholders of an amount equal to all accrued and unpaid interest and all interest that would have accrued on such principal through the Maturity Date) (i) upon the closing of any financing (registered or private placement) (or series of financings) of Common Stock or Common Stock Equivalents (as defined in the Passaic Note and the July Notes ) on or before December 31, 2016, with gross proceeds of, in the aggregate, $1,500,000 or more, at pre-money valuation of the Company of approximately $3,500,000; or (ii) if the closing price of the Common Stock for any 20 trading days during any 30 consecutive trading day period equals or exceeds $0.03, as adjusted for stock splits, stock dividends, combinations or similar events.

A 2016 Note may not be converted and shares of Common Stock may not be issued under the July Note if, after giving effect to the conversion or issuance, the holder together with its affiliates would beneficially own in excess of 4.99%, at the election of the holder made as of the Closing, of the outstanding shares of common stock. At each holder’s option, the cap may be raised or lowered to any other percentage not in excess of 4.99%, except that any increase will only be effective upon 61-days’ prior notice to the Company.

The Passaic Note and the 2016 Notes contain certain covenants and restrictions, including, among others, that, for so long as the Passaic Note and the 2016 Notes are outstanding, the Company will not (i) incur any indebtedness or permit liens on its properties or assets other than permitted indebtedness and permitted liens under the Passaic Note and the 2016 Notes, as applicable, (ii) redeem or repay any indebtedness while an event of default has occurred and is continuing under the Passaic Note and the 2016 Notes or if such redemption or repayment will result in an event of default under the Passaic Note and the 2016 Notes, as the case may be, or (iii) redeem equity interests or pay cash dividends. Events of default under the Passaic Note and the 2016 Notes include, among others, failure to pay principal or interest on the Amended and Restated Notes, the Passaic Note and the 2016 Notes, failure to file and maintain an effective registration statement, or comply with certain covenants under the Passaic Note and the 2016 Notes.

Description of the Series A Preferred Stock

Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, after satisfaction of all liabilities and obligations to creditors of the Company and before any distribution or payment will be made to holders of any stock that ranks junior to the Series A Preferred Stock, each holder of Series A Preferred Stock will be entitled to receive, out of the assets of the Company or proceeds thereof (whether capital or surplus) legally available therefor, an amount per share of Series A Preferred Stock equal to the stated value per share, which is equal to $1 per share, as set forth in the Certificate of Designation of Series A Preferred Stock (the “Certificate of Designation”), a form of which is attached as Exhibit 4.2 and is incorporated herein by reference.

So long as the holders of the Series A Preferred Stock beneficially own three percent (3%) or more of the Common Stock (on a fully diluted as converted basis), at each annual meeting of the stockholders of the Company, or at each special meeting of stockholders of the Company involving the election of directors of the Company, and at any other time at which stockholders of the Company will have the right to or will vote for or render consent in writing regarding the election of directors of the Company, the holders of the Series A Preferred Stock shall have the right to designate one third (1/3) of the total number of directors to be elected and such annual meeting, such special meeting or such other time at which stockholders of the Company will have the right to or will vote for or render consent in writing regarding the election of directors of the Company.

The holders of Series A Preferred Stock shall not be entitled to receive any dividends or other distributions and the Series A Preferred Stock is not convertible into shares of Common Stock.

Registration Rights Agreement

In connection with the Passaic Purchase Agreement and the 2016 Purchase Agreement, the Company entered into the Registration Rights Agreement with Passaic and the 2016 Investors pursuant to which the Company agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) to register 125% of the Shares and the shares of Common Stock issuable upon conversion of the Passaic Note and the 2016 Notes. Pursuant to the Registration Rights Agreement, the Company is required to file the registration statement by the 90 day after the Closing Date and to use its reasonable best efforts for the registration statement to be declared effective by the earlier of (i)(A) 90 calendar days after the Closing if the registration statement is not subject to a full review by the SEC or (B) 150 calendar days if the registration statement is subject to full review by the SEC and (ii) the fifth business day after the date the Company is notified by the SEC that the registration statement will not be reviewed or is not subject to further review. If the Company is unable to meet its obligations to file, obtain and maintain effectiveness of the registration statement under the Registration Rights Agreement, it may be required to pay certain cash damages to holders of the Shares, the Passaic Note and the 2016 Notes.

Security Agreement and Guaranty

The obligations of the Company under the Passaic Note and the 2016 Notes are secured by all of the assets of the Company and its subsidiary (the “Collateral”) pursuant to the terms of the Security Agreement which confers on Passaic and the 2016 Investors a first-priority security interest in the Collateral, subject to permitted liens which may have priority over such security interest. The Security Agreement also contains customary representations, warranties and covenants. In addition, all of the obligations of the Company under the Passaic Note and the 2016 Notes are guaranteed by the Company’s subsidiary pursuant to the terms of the Guaranty.

The foregoing descriptions of the Passaic Note, the 2016 Notes, the Passaic Purchase Agreement, the 2016 Purchase Agreement, the Registration Rights Agreement, the Security Agreement and the Guaranty are summaries, and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibit 4.3, Exhibit 4.4, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6 and Exhibit 10.7, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the description of the private placement of the Passaic Note and the 2016 is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the description of the private placement of the Passaic Note, the 2016 Notes, the Shares and the Series A Preferred Stock is incorporated by reference into this Item 3.02.

The purchasers in the private placement are accredited investors and the Passaic Note, the 2016 Notes, the Shares and the Series A Preferred Stock sold was issued in a private placement without registration in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D under the Securities Act relating to sales by an issuer not involving any public offering.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K with respect to the description of the private placement of the Passaic Note, the 2016 Notes, the Shares, the Series A Preferred Stock and the Certificate of Designation is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the private placement and sale of the Passaic Note, the 2016 Notes, the Shares and the Series A Preferred Stock, the Company filed the Certificate of Designation with the Secretary of State of the State of Nevada. The Certificate of Designation became effective on June 24, 2016. The summary of the rights, powers, and preferences of the Series B Preferred Stock set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03. The foregoing descriptions of the Certificate of Designation is a summary, and is qualified in its entirety by reference to such document, which is attached hereto as Exhibit 4.2 and are incorporated herein by reference.

Item 8.01. Other Events.

On July __, 2016, the Company issued a press release announcing the sale and issuance of the Passaic Note, the 2016 Notes, the Shares and the Series A Preferred Stock. A copy of this press release is attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

4.1	Form of Amended and Restated Senior Subordinated Secured Convertible Notes.

4.2	Form of Certificate of Designation of Series A Preferred Stock.

4.3	Form of Senior Secured Convertible Note in the aggregate original principal amount of $150,000 issued to Passaic.

4.4	Form of Senior Subordinated Secured Convertible Notes in the aggregate original principal amount of $252,500 issued to the 2016 Investors.

10.1	Form of Senior Secured Convertible Note Amendment Agreement and Waiver between the Company and each of the 2015 Investors.

10.2	Form of Warrant Exchange Agreement between the Company and each of the 2015 Investors.

10.3	Form of Securities Purchase Agreement between the Company and Passaic.

10.4	Form of Securities Purchase Agreement between the Company and the 2016 Investors.

10.5	Form of Registration Rights Agreement.

10.6	Form of Security Agreement.

10.7	Form of Guaranty.

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERPULSE TECHNOLOGIES, INC.
(Registrant)

Date: August 2, 2016	By:	/s/ Louis S Camilli

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Amended and Restated Senior Subordinated Secured Convertible Notes.

4.2	Form of Certificate of Designation of Series A Preferred Stock.

4.3	Form of Senior Secured Convertible Note in the aggregate original principal amount of $150,000 issued to Passaic.

4.4	Form of Senior Subordinated Secured Convertible Notes in the aggregate original principal amount of $252,500 issued to the 2016 Investors.

10.1	Form of Senior Secured Convertible Note Amendment Agreement and Waiver between the Company and each of the 2015 Investors.

10.2	Form of Warrant Exchange Agreement.

10.3	Form of Securities Purchase Agreement between the Company and Passaic.

10.4	Form of Securities Purchase Agreement between the Company and the 2016 Investors.

10.5	Form of Registration Rights Agreement

10.6	Form of Security Agreement.

10.7	Form of Guaranty.

99.1	Press Release.